UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party Other Than the Registrant  ☐

Check the Appropriate Box:

☐	Preliminary Proxy Statement

☐	Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec. 240.14a-11(c) of sec. 240.14a-12

MFS VARIABLE INSURANCE TRUST II

(Names of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrants)

Payment of Filing Fee (Check the Appropriate Box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total Fee Paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount previously paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

MFS FUNDS PROXY - WO#26787 - TOUCH-TONE TELEPHONE VOTING SCRIPT

**VOTING INSTRUCTION CARD **             IVR Revised 07-22-15

WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-866-298-8476, THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:

“Thank you for calling the proxy voting line.”

“Before you can vote, I’ll need to validate some information from your voting instruction card or meeting notice.

On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:

“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”

THEN YOU HEAR:

“Thank you. Please hold while I validate those numbers.”

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:

“Okay, you’ll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote “FOR” the proposal.”

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING JOB SPECIFIC SPEECH:

“Okay, you’ll be voting your proxy for the Special Meeting of Shareholders of the MFS Funds. The Board Recommends a vote “FOR” the proposal.”

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:

“ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again.”

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:

“I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin…”

THEN, MATCHING THE SHAREHOLDER’S VOTING INSTRUCTION CARD, THEY WILL BE PROMPTED FOR VOTING AS FOLLOWS:

“PROPOSAL 1: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSAL, HE/SHE WILL HEAR:

“Okay, you’ve finished voting but your vote has not yet been recorded.”

“To hear a summary of how you voted, press 1; To record your vote, Press 2.”

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTE, HE/SHE WILL HEAR:

“Please note your vote will be cast automatically should you decide to hang up during the summary.”

“You’ve elected to vote as follows.” [THEN A PLAYBACK OF THE VOTE COLLECTED FOR THE PROPOSAL IS HEARD]

AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:

“If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:

“(Okay) Please hold while I record your vote.”

THEN THEY HEAR:

“Your vote has been recorded. It’s not necessary for you to mail in your voting instruction card or meeting notice.

I’m now going to end this call unless you have another voting instruction card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:

“Okay, lets change your vote.” [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:

“Before you can vote, I’ll need to validate some information from your voting instruction card or meeting notice.

On your card or notice there’s a shaded box with a 14 digit # inside. Please enter that number now.”

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting, goodbye.”

MFS Investment Management 111 Huntington Avenue Boston, MA 02199

August 5, 2015

IMPORTANT NOTIFICATION TO INSURANCE COMPANIES REGARDING MFS® MONEY MARKET PORTFOLIO PROXY STATEMENT

The Board of Trustees of MFS Money Market Portfolio (“MKS”) has approved, and recommends that shareholders of MKS approve, an amendment to the MKS’s industry concentration policy that would enable MKS to operate as a government money market fund.

In July 2014 the Securities and Exchange Commission (“SEC”) adopted significant reforms for money market funds which, among other things, will permit only certain categories of money market funds, such as government money market funds, to seek to maintain a stable $1.00 per share price.

The proposed change in MKS’s fundamental investment policy concerning concentration would enable MKS to qualify as a government money market fund under the SEC’s revised rules. MKS would therefore be permitted to, among other things, (i) continue to seek to maintain a stable $1.00 per share price and (ii) operate without liquidity fees and redemption gates in place unless the Board elects to adopt such provisions (and MKS’s intention to implement such fees and gates is disclosed to shareholders in its registration statement).

If shareholders approve this proposal, MKS will make other changes necessary to operate as a government money market fund, including adopting a principal investment strategy to normally invest at least 99.5% of the Fund’s total assets in cash, U.S. Government money market instruments, and/or repurchase agreements collateralized by cash or U.S. Government securities. MKS also intends to change its name to “MFS U.S. Government Money Market Portfolio.”

If approved by shareholders, the proposed changes are currently expected to take effect in April 2016 so as to permit the orderly transition of MKS’s portfolio. If shareholders do not approve the concentration policy change, the Board will consider other options, including merging MKS into another fund, liquidating MKS or taking other action.

MFS is in the process of preparing the proxy mailing for MKS. The proxy statement and proxy are available on the SEC’s EDGAR site on www.sec.gov, under MFS Variable Insurance Trust II.

Key dates:

•	June 17, 2015: Prospectus supplement filed for MKS

•	July 21, 2015: Preliminary Proxy Statement filed with the SEC

•	July 27, 2015: Record date for special meeting of MKS shareholders

•	August 7, 2015: Proxy statement mailing to shareholders begins

•	October 8, 2015: Special shareholder meeting

•	April 2016: Changes effective

	Fund Name & Class	CUSIP	Class DST Fund Number
Current	MFS® Money Market Portfolio (IC)	55274F398	107
	MFS® Money Market Portfolio (SC)	55274F786	1104
Future (if approved)	MFS® U.S. Government Money Market Portfolio (IC)	55274F398	107
	MFS® U.S. Government Money Market Portfolio (SC)	55274F786	1104

If the changes are approved by shareholders, the CUSIPs and DST Fund Numbers for MKS will not be affected. If you have questions or concerns, please contact your Relationship Manager, Client Service Manager or the MFS Service Center at (617) 954-5000.